Capital Group Private Client Services FundsSM Statement of Additional Information Supplement January 11, 2019 (for statement of additional information dated January 1, 2019)

The following table in the “Investment Advisory and Service Agreement” subsection of the “Management of the Fund” section of the statement of additional information is amended in its entirety to read as follows:

Fund	Rate	Net asset level
		In excess of	Up to
Capital Group Global Equity Fund	0.600%	$ 0	$ 500 million
	0.500	500 million
Capital Group International Equity Fund	0.690	0	500 million
	0.590	500 million	1 billion
	0.530	1 billion	1.5 billion
	0.500	1.5 billion

Keep this supplement with your statement of information.

Lit. No. MFGEBS-307-0119O CGD/10149-S69563